Exhibit 23.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Imaging Diagnostic Systems, Inc. of our report dated August 11, 2003, which appears on page F-1 of Imaging Diagnostic Systems, Inc. Form 10-KSB, for the year ended June 30, 2003.


                               /s/ Margolies, Fink and Wichrowski
                               ----------------------------------
                               MARGOLIES, FINK AND WICHROWSKI


Pompano Beach, Florida
December 19, 2003